[Insert Company Logo]



                                October 13, 2003




Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Frankfort First Bancorp, Inc. (the "Company") to be held at the main office of First Federal Savings Bank of Frankfort, 216 West Main Street, Frankfort, Kentucky 40602 on Thursday, November 13, 2003 at 4:30 p.m., local time. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as representatives of Grant Thornton LLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting. On behalf of your Board of Directors, thank you for your interest and support.

                                   Sincerely,

                                   /s/ Don Jennings


                                   Don Jennings
                                   President and Chief Executive Officer

--------------------------------------------------------------------------------
                          FRANKFORT FIRST BANCORP, INC.

                               216 W. MAIN STREET
                            FRANKFORT, KENTUCKY 40602
                                 (502) 223-1638
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 13, 2003
--------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Frankfort First Bancorp, Inc. (the "Company"), will be held at the main office of First Federal Savings Bank of Frankfort, 216 West Main Street, Frankfort, Kentucky 40602 at 4:30 p.m., local time, on Thursday, November 13, 2003.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

          1.   The election of three directors of the Company; and

          2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 30, 2003, are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS




                                       DANNY A. GARLAND
                                       SECRETARY

Frankfort, Kentucky
October 13, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE ACT PROMPTLY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                          FRANKFORT FIRST BANCORP, INC.
                               216 W. MAIN STREET
                            FRANKFORT, KENTUCKY 40602

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 13, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Frankfort First Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") which will be held at the main office of First Federal Savings Bank of Frankfort, 216 West Main Street, Frankfort, Kentucky 40602 on Thursday, November 13, 2003, at 4:30 p.m., local time. The accompanying notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about October 13, 2003.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, at the address shown above, by filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities entitled to notice of and to vote at the Annual Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on September 30, 2003 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 1,256,540 shares of Common Stock issued and outstanding.

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") with the Securities and Exchange Commission ("SEC") and provide a copy to the Company. Based on such reports (and certain other written information received by the Company), management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. The following table sets forth, as of the Record Date, certain information as to those persons who were the beneficial owners of more than 5% of the Common Stock, the shares beneficially owned by the Company's Chief Executive Officer and the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                                                                 Percent of Shares
Name and Address                           Amount and Nature of                   of Common Stock
of Beneficial Owner                        Beneficial Ownership                     Outstanding
-------------------                        --------------------                  -----------------
T. Rowe Price Associates, Inc.                  110,700(1)                          8.81%
100 E. Pratt Street
Baltimore, Maryland 21202

Dimensional Fund Advisors, Inc.                  81,850(2)                          6.51%
1299 Ocean Avenue, 11th Floor
Santa Monica, California  90401

William C. Jennings                             102,719(3)                          7.86%
Chairman of the Board
Joyce H. Jennings
216 West Main Street
Frankfort, Kentucky  40602

Don Jennings                                     12,440                             0.99%
President and Chief
  Executive Officer
216 West Main Street
Frankfort, Kentucky  40602

Danny A. Garland                                 84,252(4)                          6.41%
Vice President and Secretary
216 West Main Street
Frankfort, Kentucky  40602

All Executive Officers and                      310,264(5)                         21.87%
 Directors as a Group (11 persons)

-------------------
(1) This information is based of the Amended Schedule 13G filed on January 31, 2003 by T. Rowe Price Associates, Inc. ("Price Associates"). These securities are owned by various individual and institutional investors for whom Price Associates serves as investment adviser with the power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(2) This information is based on the Schedule 13G filed on February 10, 2003 by Dimensional Fund Advisors, Inc. ("Dimensional"). For purposes of the reporting requirements of the Exchange Act, Dimensional is deemed to be a beneficial owner of such securities; however, Dimensional expressly disclaims that it is, in fact, the beneficial owner of such securities.
(3) Includes 21,133 shares beneficially owned by Joyce Jennings, 50,126 shares that William C. Jennings has the right to purchase pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date and 31,460 shares beneficially owned by William C. Jennings. Joyce and William Jennings are married.
(4) Includes 419 shares beneficially owned by his spouse's IRA and 57,636 shares which he has the right to purchase pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date.
(5) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through certain employee benefit plans of the Company; and stock in which the individual otherwise has either sole or shared voting and/or investment power. Includes 161,981 shares which all executive officers and directors as a group have the right to purchase pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is composed of eight members. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one third of the directors elected each year. The Board of Directors has nominated William M. Johnson, Frank McGrath and Herman D. Regan, Jr., all of whom are currently members of the Board, to each serve as a director for a three-year period.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     Under the Company's Bylaws, directors shall be elected by a plurality of the votes of the shares present in person or by proxy at the Annual Meeting. Votes which are not cast at the Annual Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

     Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees.

     The following table sets forth the names of the Board's nominees for election as directors of the Company and of those directors who will continue to serve as such after the Annual Meeting. Also set forth is certain other information with respect to each person's age as of the Record Date, the year he first became a director of First Federal Savings Bank of Frankfort (the "Bank"), the expiration of his term as a director and the number and percentage of shares of the Common Stock beneficially owned as of the Record Date. With the exception of Mr. Davenport, who was appointed as director in September 1996, and Mr. Harrod who was appointed as a director on July 2003, all of the individuals were initially appointed as a director of the Company in 1995 in connection with the Company's incorporation.

                                           Year First                          Shares of Common
                            Age as         Elected as         Current         Stock Beneficially
                          of the           Director of         Term             Owned as of the      Percent
       Name              Record Date        the Bank         to Expire          Record Date (1)     of Class
       ----              -----------        --------         ---------          ---------------     --------
                                         BOARD NOMINEES FOR TERMS TO EXPIRE IN 2006

William M. Johnson            67             1984              2003                 18,058            1.42%
Frank McGrath                 77             1973              2003                 18,058            1.42%
Herman D. Regan, Jr.          74             1988              2003                 33,058            6.41%

                                           THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                                  VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

                                                 DIRECTORS CONTINUING IN OFFICE

Charles A. Cotton, III        66             1974              2004                 14,926            1.18%
Danny A. Garland              58             1981              2004                 84,252            6.41%
David Harrod                  44             2003              2005                    235            0.02%
William C. Jennings (2)       67             1973              2005                102,719            7.86%
C. Michael Davenport          44             1996              2005                 24,747            1.96%

-------------------
(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through certain employee benefit plans of the Company; and stock in which the individual otherwise has either sole or shared voting and/or investment power. Includes 12,368, 12,368, 12,368,

     12,368, 57,636, 0, 50,126 and 4,747 shares which may be purchased pursuant to options which are exercisable within 60 days of September 30, 2003 by Directors Johnson, McGrath, Regan, Cotton, Garland, Jennings and Davenport, respectively.
(2) Mr. Jennings is the father of Don Jennings who serves as President of the Company and Executive Vice President of the Bank.


     The principal occupation of each director of the Company and Bank for the last five years is set forth below.

     WILLIAM M. JOHNSON is a self-employed attorney in Frankfort, Kentucky and currently serves as the attorney for the Bank. He serves on the Board of Directors of the YMCA of Frankfort, the Franklin County Development Corporation, and the Frankfort Cemetery. Mr. Johnson is a member of the Kentucky Chamber of Commerce, serves on the Board of Trustees of the Kentucky Bar Center Headquarters and is Secretary of the Capital City Performing Arts Foundation.

     FRANK MCGRATH is the retired President of Frankfort Lumber Company. He also serves as a member of the Lawrenceburg First Christian Church.

     HERMAN D. REGAN, JR. served as Chairman of the Board and President of Kenvirons, Inc., a civil and environmental engineering consulting firm, from 1975 until his retirement in August, 1994. He is a registered professional engineer, a member of the Kentucky Society of Professional Engineers, and the National Society of Professional Engineers. Mr. Regan is a past Director of the Baptist Health Care Systems and is a member of the Kentucky-Tennessee Water Environment Federation, the National Water Environment Federation, the American Public Works Association, the First Baptist Church of Frankfort, Kentucky, and the University of Kentucky Alumni Association.

     CHARLES A. COTTON, III is retired, having served as the Commissioner of the Department of Housing, Building & Construction of the Commonwealth of Kentucky from 1981 to January 2000. He is the past president and a director of the National Conference of States on Building Codes and Standards. He is also a past member of the YMCA of Frankfort Board of Directors, a past Board member of Galileons Home, President of the St. Vincent de Paul Society of Frankfort, and President of the Coalition of Committed Christians Homeless Shelter and Soup Kitchen.

     DANNY A. GARLAND has been an employee of the Bank since 1975. Mr. Garland currently serves as President and Chief Executive Officer of the Bank and Vice President and Secretary of the Company. Mr. Garland currently serves on the Board of the Kentucky Bankers Association and is Past President of the Kentucky Thrift Foundation. He also serves on the Board of the Kentucky Book Fair, is President of the Frankfort Area Chamber of Commerce and is a member of the Frankfort Optimist Club, the Bluegrass Striders, and the Frankfort Board of
Realtors. He is a former Frankfort City Commissioner, former president of the Frankfort Red Cross Chapter, and a past chairman of the Multiple Sclerosis Community Leaders Luncheon and received the Don C. Hulette Memorial Award from that organization. He has also coached several youth basketball and baseball teams in Frankfort.

     DAVID R. HARROD is a certified public accountant and is a principal of Harrod and Associates, P.S.C., a Frankfort, Kentucky-based accounting firm. Mr. Harrod graduated from the University of Kentucky in 1981 with a Bachelor's of Science Degree in accounting. He has (22) twenty-two years experience in public accounting. He has served or is currently serving as a board member and officer on the Frankfort-Franklin County Area Chamber of Commerce, and the Franklin County Industrial Development Authority, and has served on various committees with the Kentucky Society of CPA's of which he is a member. Mr. Harrod is also a member of the American Institute of Certified Public Accountants ("AICPA") as well as a member of the AICPA's Division of CPA Firms.

     WILLIAM C. JENNINGS has been an employee of the Bank since 1963. Between 1980 and 1998, Mr. Jennings served as President and Chief Executive Officer of the Bank. Mr. Jennings serves as Chairman of the Board of the Company and Bank. His son, Don Jennings, serves as President of the Company. From June 1995 through December 2000 Mr. Jennings also served as President and Chief Executive Officer of the Company.

     C. MICHAEL DAVENPORT is an auctioneer, builder, developer, real estate broker, and serves as President and CEO of Davenport Broadcasting, Inc., which operates radio station WKYL 102.1 FM and of C. Michael Davenport, Inc., which is involved in a variety of real estate activities. He currently serves on the Frankfort/Franklin County Planning and Zoning Commission. He is a co-founder of L.I.F.E. House for Animals, a no-euthenasia adoption facility. He is currently a member of the Frankfort Home Builders Association and the Kentucky History Center Board of Directors and has served previously on the boards of P.U.S.H., the Kentucky Youth Association, the Franklin County Humane Society, and the Frankfort Area Chamber of Commerce. He has served as national director of the Home Builders and is a past president of the Frankfort Area Chamber of Commerce.


--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Boards of Directors of the Company and the Bank hold regular monthly meetings and hold special meetings as needed. During the fiscal year ended June 30, 2003, the Board of Directors of the Company met 13 times and the Board of the Bank met 13 times. No director attended fewer than 75% in the aggregate of the total number of Board meetings held while he was a member during the fiscal year ended June 30, 2003 and the total number of meetings held by committees on which he served during such fiscal year.

     The Board of Directors of the Company has standing Audit and Compensation Committees. (The Bank has standing Executive, Loan and Investment Committees.) The Audit Committee for fiscal year 2003 initially consisted of Directors William D. Johnson, David Eddins and Herman D. Regan, Jr. Director Johnson resigned in June, 2003, because director Johnson did not meet the new independence criteria set forth in Section 10A(m) of the Exchange Act and Rule 10A-3 promulgated thereunder. Director Eddins died on July 4, 2003. The vacancies on the committee were filled on July 8, 2003 by Directors Charles A. Cotton, III, C. Michael Davenport and Frank McGrath. Upon his appointment to the Board on July 29, 2003, David R. Harrod was also appointed to the Audit Committee. All members of the Audit Committee as of April 25, 2003 are deemed to be independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. Additionally, Director Harrod is an "audit committee financial expert" as defined by the SEC. The Audit Committee's function is to hire, oversee and resolve disputes with the independent accounting firm, which prepares and audits reports filed by the Company with the SEC and other regulatory agencies. The Board of Directors has adopted a new written charter for the Audit Committee on September 9, 2003, which is attached hereto as Appendix A. The Audit Committee met four times during fiscal year 2003.

     For fiscal year 2003, the Compensation Committee consisted of nonemployee Directors Charles A. Cotton, III, William M. Johnson and Frank McGrath. The Compensation Committee met one time during fiscal year 2003.

     The Company does not have a standing Nominating Committee. Under the Company's Bylaws, the Board of Directors or a committee appointed by the Board acts as a nominating committee for nominees for election as directors. The full Board of Directors served as a nominating committee for the nominees chosen for election as directors at the Annual Meeting. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Company's Certificate of Incorporation and Bylaws, established any procedures for this purpose.

--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     Fees. The Bank's directors receive fees of $600 per month and $100 per meeting for certain committee meetings. Directors do not receive separate compensation for service on the Board of Directors of the Company.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

     The following table sets forth cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Company and Bank's President and Chief Executive Officer.

                                                    Annual Compensation
                                           ----------------------------------------
                                 Fiscal                              Other Annual            All Other
Name                             Year       Salary       Bonus      Compensation(1)        Compensation
----                             ------    --------     ------      ---------------        ------------
Don Jennings                     2003      $ 80,000     $    0         $   7,200               $0
                                 2002      $ 60,000     $    0         $   7,200               $0
                                 2001      $ 56,250     $    0         $   7,200               $0

-------------------
(1) "Other Annual Compensation" represents director's fees.

     The President and Chief Executive Officer did not hold any options at June 30, 2003 nor did he exercise any options during the fiscal year.

     Employment Agreement with Company President. The Bank has entered into an employment agreement (the "Employment Agreement") with Don Jennings, President of the Company and Executive Vice President of the Bank. In such capacity, Mr. Jennings is responsible for overseeing all operations of the Bank and for implementing the policies adopted by the Company's Boards of Directors. The Board believes that the Employment Agreement assures fair treatment of Mr. Jennings in relation to his career with the Bank by assuring him of some financial security. The Company has entered into a Guaranty Agreement with Mr. Jennings whereby the Company agrees that to the extent permitted by law, it will be jointly and severally liable with the Bank for payment of all amounts due under the Employment Agreement.

     The Employment Agreement became effective June 30, 1999, and provides for a term of three years, with an annual base salary for Mr. Jennings of $80,000. On each anniversary date from the date of commencement of Mr. Jennings' Employment Agreement, the term of his employment will be extended for an additional one-year period beyond the then-effective expiration date, upon a determination by the Boards of Directors, who have no personal interest in the Employment Agreement, that the performance of Mr. Jennings has met the required performance standards and that such Employment Agreement should be extended. The Employment Agreement provides Mr. Jennings with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave and reimbursement for reasonable out-of-pocket expenses. Mr. Jennings' Employment Agreement will terminate upon death or disability, and is terminable by the Bank for "just cause" as defined in Mr. Jennings' Employment Agreement. In the event of termination for just cause, no severance benefits are available. If the Bank terminates Mr. Jennings' employment without just cause, then he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of his Employment Agreement plus an additional 12-month period. If the Employment Agreement is terminated due to the Mr. Jennings' "disability" (as defined in the Employment Agreement), he will be entitled to a continuation of his salary and benefits for (i) any period during the term of the Employment Agreement and prior to the establishment of Mr. Jennings' "disability" during which Mr. Jennings is unable to work, and (ii) any period of "disability" which is prior to Mr. Jennings' termination of employment. In the event of Mr. Jennings' death during the term of his Employment Agreement, his estate will be entitled to receive his salary through the end of the month of his death. Severance benefits payable to Mr. Jennings (or to his estate) will be paid in a lump sum or in installments, as he (or his estate) elects. Mr. Jennings is able to voluntarily terminate his Employment Agreement by providing 90 days' written notice to the Bank's Board of Directors, in which case he is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

     Mr. Jennings' Employment Agreement contains a provision stating that in the event of Mr. Jennings' involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, other than for "just cause," Mr. Jennings will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that he receives on account of the change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under Mr. Jennings' Employment Agreement, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute at least a majority of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by at least a majority vote of the Continuing Directors, as defined in the Employment Agreement, then in office. Mr. Jennings' Employment Agreement also provides for a similar lump sum payment to be made in the event of (a) Mr. Jennings' voluntary termination of employment within the 30-day period beginning on the date of a change in control, (b) the Bank or the Company or their successor(s) in interest terminate Mr. Jennings' employment without his written consent and for any reason other than just cause during the Protected Period, as defined in the Employment Agreement, or (c) within 90 days of certain specified events following the change in control (that occur during the Protected Period), which have not been consented to in writing by Mr. Jennings, including (i) the requirement that Mr. Jennings move his personal residence, or perform his principal executive functions, more than 30 miles from his primary office as of the later of the Effective Date and the most recent voluntary relocation by Mr. Jennings; (ii) a material reduction in Mr. Jennings' base compensation under this Agreement as the same may be increased from time to time; (iii) the failure by the Bank or the Company to continue to provide Mr. Jennings with compensation and benefits provided under this Agreement as the same may be increased from time to time, or with benefits substantially similar to those provided to him under any of Mr. Jennings' benefit plans in which Mr. Jennings now or hereafter becomes a participant, or the taking of any action by the Bank or the Company which would directly or indirectly reduce any of such benefits or deprive Mr. Jennings of any material fringe benefit enjoyed by him under this Agreement;
(iv) the assignment to Mr. Jennings of duties and responsibilities materially different from those normally associated with his position; (v) a failure to reelect Mr. Jennings to the Board of Directors of the Bank or of the Company, if Mr. Jennings has served on such Board at any time during the term of the Agreement; or (vi) a material diminution or reduction in Mr. Jennings'
responsibilities or authority (including reporting responsibilities) in connection with his employment with the Bank. The aggregate payments that would be made to Mr. Jennings assuming his termination of employment under the foregoing circumstances at June 30, 2003 would have been approximately $239,200. This provision may have an anti-takeover effect by making it more expensive for a potential acquirer to obtain control of the Company. Under the terms of Mr. Jennings' Employment Agreement, in the event that Mr. Jennings prevails over the Company and the Bank in a legal dispute as to his Employment Agreement, he will be reimbursed for his legal and other expenses.

PENSION PLAN


     The Bank maintains the FIRF Pension Trust (the "Pension Plan") for the benefit of all employees who are at least 21 years of age and have completed one year of service. A participant becomes fully vested after six years of service.

     The following table illustrates annual pension benefits at age 65 under the Pension Plan at various levels of compensation and years of service, assuming 100% vesting of benefits. All retirement benefits illustrated in the table below are without regard to any Social Security benefits to which a participant might be entitled.

         Average                                                  Years of Service
                                   --------------------------------------------------------------------------
       Compensation                    15                 20             25               30           35
       ------------                -----------         --------       --------         --------    ----------
        $    20,000                $   3,750       $    5,000      $   6,250       $    7,500      $   8,750
             40,000                    7,500           10,000         12,500           15,000         17,500
             60,000                   11,250           15,000         18,750           22,500         26,250
             80,000                   15,000           20,000         25,000           30,000         35,000
            100,000                   18,750           25,000         31,250           37,500         43,750

     Participants in the Pension Plan will receive an annual benefit based on average salary and years of service at the time of retirement, which is not subject to offset for social security payments. Average salary for purposes of determining a participant's benefit consists of salary only, exclusive of overtime, bonuses and other special payments. At June 30, 2003, Mr. Don Jennings had 12 years of credited service under the Pension Plan.

SELECTED BENEFIT PLANS AND ARRANGEMENTS

     Stock Option and Incentive Plan. The Company maintains the 1995 Stock Option and Incentive Plan (the "Option Plan") as a means of providing directors and key employees the opportunity to acquire a proprietary interest in the Company and to align their interests with those of the Company's stockholders. By encouraging stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and the Bank to promote the success of the business of the Company.

     Under this plan, participants are eligible to receive stock options and stock appreciation rights ("SARs"). Awards under this plan are subject to vesting and forfeiture as determined by the Committee. Options and SARs are granted at the market value of the Common Stock on the date of the grant. Thus, such awards have value only if the Company's stock price increases. The Committee believes that this plan aligns stockholder and officer's interests and helps to retain and motivate executive officers to improve long-term stockholder value. No options were granted to executive officers during fiscal year 2003.

     Deferred Compensation Plan. In 1994, the Bank established the First Federal Savings Bank of Frankfort Deferred Compensation Plan (the "Deferred Compensation Plan") for the exclusive benefit of members of the Bank's Board of Directors and the President and Vice Presidents of the Bank. Pursuant to the terms of the Deferred Compensation Plan, directors may elect to defer the receipt of all or part of their future fees, and eligible officers may elect to defer receipt of their future compensation. Deferred amounts are credited to a bookkeeping account in the participant's name, which will also be credited quarterly with the investment return which would have resulted if such deferred amounts had been invested, based upon the participant's choice in either the Common Stock or the Bank's highest annual rate of interest on certificates of deposit, regardless of their term. Participants may cease future deferrals any time. The Bank contributes to the Deferred Compensation Plan on a quarterly basis.

     Junior Officer Recognition Plan. During fiscal 2003, the Company instituted a plan to reward, recognize, and retain certain officers of the Company and/or the Bank. The plan is designed for those officers below the senior officer level. The award is in the form of Company stock. A maximum of 2,000 shares are awarded to be vested and received over five years. A total of 8,000 shares are allotted to this plan, and award of 2,000 shares each have been made to R. Clay Hulette, Vice President and Chief Financial Officer of the Company and the Bank and Teresa Kuhl, Vice President of the Bank.

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

     The Bank offers loans to its directors, officers, and employees. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and to not involve more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The graph and table which follow show the cumulative total return on the Common Stock for the past five fiscal years compared with the cumulative total return of (i) the Nasdaq Stock Market Index -- U.S. and (ii) the Nasdaq Stock Market Bank Index. Cumulative total return on the stock or the index equals the total increase in value since June 30, 1998, assuming reinvestment of all dividends paid on the Common Stock or the index, respectively. The graph and table were prepared assuming that $100 was invested at the closing price on July 1, 1998 in the Common Stock and in each of the indices. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

    Among Frankfort First Bancorp, Inc., The NASDAQ Stock Market (U.S. Index
                            And the NASDAQ Bank Index

                             [STOCK GRAPH OMITTED]


FRANKFORT FIRST BANCORP, INC.
                                                                     Cumulative Total Return
                                        ---------------------------------------------------------------------------
                                            6/98         6/99         6/00         6/01         6/02        6/03
FRANKFORT FIRST BANCORP, INC.               100.00       102.56        91.58       136.38       151.75       199.78
NASDAQ STOCK MARKET (U.S.)                  100.00       143.67       212.43       115.46        78.65        87.33
NASDAQ BANK                                 100.00        98.77        80.98       112.34       125.92       127.79

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors is entirely made up of independent directors as defined in the Nasdaq Stock Exchange listing standards. It operates pursuant to a charter.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Grant Thornton LLP, the Company's independent auditors, the matters required to be discussed under Statements on Auditing Standards NO. 61 ("SAS 61"). In addition, the Audit Committee has received from Grant Thornton LLP the written disclosures and the letter required to be delivered by Grant Thornton LLP under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") addressing all relationships between the auditors and the Company that might bear on the auditors' independence. The Audit Committee has reviewed the materials to be received from Grant Thornton LLP and has met with representatives of Grant Thornton LLP to discuss the independence of the auditing firm.

     Based on the Audit Committee's review of the financial statements, its discussion with Grant Thornton LLP regarding SAS 61, and the written materials provided by Grant Thornton LLP under ISB Standard No. 1 and the related discussion with Grant Thornton LLP of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended June 30, 2003, for filing with the Securities and Exchange Commission.

                                       THE AUDIT COMMITTEE

                                       -------------------
                                    Charles A. Cotton, III
                                      C. Michael Davenport
                                           David R. Harrod
                                             Frank McGrath
                                      Herman D. Regan, Jr.

     The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

--------------------------------------------------------------------------------
                     RELATIONSHIP WITH INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     Grant Thornton LLP was the Company's independent certified public auditors for the fiscal year ended June 30, 2003. The Audit Committee of the Board of Directors has renewed the Company's arrangement with Grant Thornton LLP to be independent certified public auditors for the Company for the 2004 fiscal year. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement, if so desired.

--------------------------------------------------------------------------------
               AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

AUDIT FEES

     During the fiscal year ended June 30, 2003, the aggregate fees paid for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal year ended June 30, 2003 were $32,585.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage Grant Thornton LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended June 30, 2003.

ALL OTHER FEES

     For the fiscal year ended June 30, 2003, the aggregate fees paid by the Company to Grant Thornton LLP for all other services (other than audit services and financial information systems design and implementation services) were $3,675.

     The Audit Committee of the Board of Directors has determined that the "other fees" paid by the Company to Grant Thornton LLP is compatible with maintaining the accountants' independence.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports received during the past fiscal year or with respect to the past fiscal year, the Company believes that, during the fiscal year ended June 30, 2003, all of its officers, directors and stockholders owning in excess of 10% of the Company's outstanding Common Stock complied with these requirements.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible to be considered for inclusion in the Company's proxy materials for next year's annual meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 216 W. Main Street, Frankfort, Kentucky 40602, no later than July 16, 2004. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing to the Secretary of the Company at the address given in the preceding paragraph not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Danny A. Garland


                                      DANNY A. GARLAND
                                      SECRETARY
Frankfort, Kentucky
October 13, 2003



--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------
     A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FRANKFORT FIRST BANCORP, INC., 216 W. MAIN STREET, FRANKFORT, KENTUCKY 40602.
--------------------------------------------------------------------------------

                                                                      APPENDIX A
                                 AUDIT COMMITTEE
                                     CHARTER

     The Board of Directors of Frankfort First Bancorp, Inc. (the "Company") has constituted and established an audit committee (the "Committee") with authority, responsibility, and specific duties as described in this Audit Committee Charter.

     Committee Mission: The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of these activities to the Board. Management of the Company is responsible for preparing the Company's financial statements, and the independent auditors retained by the Committee are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to overall changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate policy for quality financial reporting, sound business risk management policies and ethical behavior.


A. COMPOSITION

     The Committee shall consist of three or more directors, each of whom is "independent" as such term is defined in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Act") and regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC"), the ("SEC Regulations "), or whose failure to be "independent" shall fall within one of the exemptions set forth in the Act and SEC Regulations, and is independent under the rules of The Nasdaq Stock Market ("Nasdaq") as set forth in the National Association of Securities Dealers' Manual (the "Manual").

     Each director shall be free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each Committee member shall be able to read and understand financial statements (including the Company's balance sheet, income statement and cash flow statement). So long as the Company qualifies as a small business issuer under the Act and SEC Regulations, it shall not be subject to the following Nasdaq requirement, but shall use its best efforts to ensure that at least one Committee member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background resulting in the individual's financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, such that he or she would fulfill such requirement in the Manual applicable to Nasdaq listed companies who are not small business issuers.

     These requirements are intended to satisfy the Act and the Nasdaq listing requirements relating to the composition of audit committees, and shall be construed accordingly.

B. MISSION STATEMENT AND PRINCIPAL FUNCTIONS

     The Committee shall have access to all records of the Company and shall have and may exercise such powers as are appropriate to its purpose. The Committee shall perform the following functions:

     (1) Understand the accounting policies used by the Company for financial reporting and tax purposes and approve their application; it shall also consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.

     (2) Review the Company's audited financial statements and related footnotes and the "Management's Discussion and Analysis" portion of the annual report on Form 10-KSB prior to the filing of such report with the SEC.

     (3) Review the Company's unaudited financial statements and related footnotes and the "Management Discussion and Analysis" portion of the Company's Form 10-QSB for each interim quarter and instruct management of the Company to ensure that the independent auditors also review the Company's interim financial statements before the Company files its quarterly reports on Form 10-QSB with the SEC.

     (4) Study the format and timeliness of financial reports presented to the public or used internally and, when indicated, recommend changes for appropriate consideration by management.

     (5) Meet and discuss with the Company's legal counsel, as appropriate, legal matters that may have a significant impact on the Company or its financial reports.

     (6) Ensure that management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

     (7) Review and reassess the adequacy of this Charter annually.

     (8)  Discuss  generally  with  management  the  Company's   earnings  press
releases.

     (9) Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors employed for the purpose of preparing or issuing an audit report with respect to the Company or preparing other audit, review or attest services for the Company; such independent auditors shall be duly registered with the Public Accounting Oversight Board following its establishment; and, such independent auditors shall be instructed to report directly to the Committee.

     (10) Approve in advance any non-audit service permitted by the Act, including tax services, that its independent auditors renders to the Company, unless such prior approval may be waived because of permitted exceptions under the Act, including but not limited to the 5% de minimis exception.

     (11) To the extent required by applicable regulations, disclose in periodic reports filed by the Company with the SEC, approval by the Committee of allowable non-audit services to be performed for the Company by its independent auditors.

     (12) Delegate to one or more members of the Committee the authority to grant pre-approvals for auditing and allowable non-auditing services, which decision shall be presented to the full Committee at its next scheduled meeting for ratification.

     (13) Receive a timely report from its independent auditors performing the audit of the Company, which details: (1) all "critical accounting policies and practices" to be used in the audit; (2) all alternate presentation and disclosure of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosure and the treatment preferred by the independent auditors; and (3) other material written communications between the independent auditors and the management of the Company, including, but not limited to, any management letter or scheduled or unadjusted differences.

     (14) Meet with management and independent auditors to (a) discuss the scope of the annual audit, (b) discuss the annual audited financial statements including disclosures made in "Management's Discussion and Analysis" portion of the Company's annual report on Form 10-KSB, (c) discuss any significant matter arising from the audit or report as disclosed to the Committee by management or the independent auditors, (d) review the form of opinion the independent auditors propose to render with respect to the audited annual financial statements, (e) discuss significant changes to the Company's auditing and accounting principles, policies, or procedures proposed by management or the independent auditors, (f) inquire of the independent auditors of significant risks or exposures, if any, that have come to the attention of the independent auditors and any difficulties encountered in conducting the audit, including any restrictions on the scope of activities or access to requested information and any significant disagreement with management.

     (15) Ensure that the independent auditors submit to the Committee written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, and discuss with the independent auditors their independence.

     (16) Discuss with the independent auditors the matters required to be discussed by SAS 61 Communication with Audit Committees and SAS 90 Audit Committee Communications, which include:

     (a)  methods used to account for significant unusual transactions;
     (b) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
     (c) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;
     (d) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements; and
     (e) information regarding the auditor's judgment about quality, not just acceptability, of the Company's auditing principles.

     (17) Engage independent counsel and other advisers, as the Committee may determine in its sole discretion to be necessary and appropriate, to carry out the Committee's duties.

     (18) Be provided with appropriate funding by the Company, as determined by the Committee, for payment of:

     (a) compensation to any independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;
     (b)  compensation  to any advisers  employed by the audit  committee  under
          Section 17 above; and
     (c) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

     (19) Obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company, and at least annually discuss with the independent auditors any relationship or services which may impact the independent auditors' objectivity or independence, and take appropriate actions to ensure such independence.

     (20) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

     (21) Review management's assessment of the effectiveness of internal control over financial reporting and the attestation report submitted by the independent auditors to ensure that appropriate suggestions for improvement are promptly considered with respect to the Company's internal control over financial reporting.

     (22) Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     (23) Have the authority to investigate allegations of managerial misconduct by its executives or any other matters related to the financial operations of the Company.


C. MEETINGS

     Meetings of the Committee will be held at least quarterly and such other times as shall be required by the Chairman of the Board, or by a majority of the members of the Committee. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof. The Chairman of the Audit Committee shall be responsible for meeting with or designating another Committee member to meet with the Company's independent auditors either in person or by telephone at their request to discuss their interim financial statements. Written minutes pertaining to each meeting shall be filed with the Company's Secretary and an oral report shall be presented by the Committee at each Board meeting.

     At the invitation of the Chairman of the Committee, the meetings shall be attended by the President and Chief Executive Officer, the Chief Financial and Accounting Officer, the representatives of the independent auditors, and such other persons whose attendance is appropriate to the matters under consideration.

     Approved by Committee and the Board of the Company on September 9, 2003.

                                 REVOCABLE PROXY
                          FRANKFORT FIRST BANCORP, INC.
                               FRANKFORT, KENTUCKY


                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 13, 2003


     The  undersigned  hereby  appoints  C.  Michael  Davenport  and  William C.
Jennings, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of Frankfort First Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the main office of First Federal Savings Bank of Frankfort, 216 West Main Street, Frankfort, Kentucky 40602 on Thursday, November 13, 2003 at 4:30 p.m., local time, and at any and all adjournments thereof, as follows:

                                                                          VOTE
                                                           FOR          WITHHELD
                                                           ---          --------

         I.       The election as directors of all
                  nominees listed below (except as
                  marked to the contrary below).

                  William M. Johnson
                  Frank McGrath
                  Herman D. Regan, Jr.

                  INSTRUCTION:  TO WITHHOLD YOUR VOTE
                  FOR ANY INDIVIDUAL NOMINEE, INSERT THAT
                  NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

                  --------------------------------------

          The Board of Directors recommends a vote "FOR" each of the nominees listed above.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated October 13, 2003 and an annual report.

Dated:                         , 2003
       ------------------------


-----------------------------               ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER




-----------------------------               ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER




Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------